UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 10, 2026

GLOBAL INDEMNITY GROUP, LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-34809	85-2619578
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

112 S. French Street Suite 105
Wilmington, Delaware		19801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (302) 691-6276

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, no par value	GBLI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 10, 2026, Global Indemnity Group, LLC (the "Company") held its 2026 Annual Meeting of Shareholders ("AGM"). The proposals submitted to a vote of the shareholders at the AGM are described in detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on April 29, 2026 ("Proxy Statement"). Holders of the Company’s Class A common shares (including class A-2 common shares) were entitled to one vote per share and holders of the Company’s Class B common shares were entitled to ten votes per share. The holders of Class A common shares and the holders of Class B common shares voted together as a single class on all matters at the AGM. The final results of voting are as follows:

Proposal 1: Election of Director

The following individual was elected to the Company's Board of Directors to hold office for the term expiring at the 2027 Annual Meeting of Shareholders or until a successor is duly elected and qualified:

Name	Votes For	Votes Against	Abstain	Broker non-votes
Seth J. Gersch	41,885,325	640,260	4,330	897,550

Proposal 2: To ratify the appointment of the Company's independent auditors for the fiscal year ended December 31, 2026.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
42,862,850	541,476	23,139	0

Proposal 3: To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers as set forth in the Proxy Statement.

The proposal was approved by the following vote:

Votes For	Votes Against	Abstain	Broker non-votes
41,963,705	469,379	96,831	897,550

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Indemnity Group, LLC

Date:	June 16, 2026	By:	/s/ Jo Cheeseman
Name: Jo Cheeseman Title: VP & Corporate Secretary